Exhibit 32.2
Certification Pursuant To
18 U.S.C. Section 1350
As Adopted Pursuant To
Section 906 of the Sarbanes-Oxley Act of 2002
     In connection with the Quarterly Report of CommVault Systems, Inc. (the “Company”) on Form 10-Q for the quarter ended September 30, 2007 as filed with the Securities and Exchange Commission (the “Report”), I, Louis F. Miceli, Vice president and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ LOUIS F. MICELI Louis F. Miceli
Vice President and
Chief Financial Officer
November 2, 2007